Union Security Insurance Company Variable Account D:
033-63935	TD Waterhouse

Union Security Life Insurance Company of New York Separate Account A:
333-20343	TD Waterhouse (USL)

Supplement Dated October 17, 2008 to the Prospectus Dated May 1, 2008

Supplement Dated October 17, 2008 to the Prospectus Dated May 1, 2008

Effective immediately, the following name change is made to your prospectus:

Old Name	New Name
Lehman Brothers Short Duration Bond Portfolio	Short Duration Bond Portfolio

As a result, all references to the Lehman Brothers Short Duration Bond Portfolio are deleted and replaced with Short Duration Bond Portfolio.

This Supplement Should Be Retained With The Prospectus For Future Reference.

HV-7864